SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            November 18, 1997
                                                       ----------------------

                             FIRST UNION CORPORATION
                           ---------------------------

             (Exact name of registrant as specified in its charter)

        North Carolina               1-10000                     56-0898180
   -------------------------       ---------------             ---------------
(State of other jurisdiction       (Commission                 (IRS Employer
         of incorporation)         File Number)              Identification No.)

             One First Union Center
           Charlotte, North Carolina                          28288-0013
    ----------------------------------------------          ---------------
         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code          (704)374-6565
                                                        -------------------

        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 5. Other Events.

         As previously reported by First Union Corporation ("FUNC") in its Current Report on Form 8-K, dated November 18, 1997, FUNC entered into an Agreement and Plan of Mergers (the "Acquisition Agreement") on November 18, 1997, which provides, among other things, for the acquisition of CoreStates Financial Corp ("CoreStates") by FUNC (the "CoreStates Acquisition").

         Attached hereto as exhibits and incorporated herein by reference are
(i) the Acquisition Agreement (without exhibits), (ii) certain pro forma financial information (the "Pro Forma Financial Information") with respect to the CoreStates Acquisition (which is to be accounted for as a pooling of interests), FUNC's pending pooling of interests acquisition of Signet Banking Corporation ("Signet") (the "Signet Acquisition"), FUNC's pending pooling of interests acquisition of Wheat First Butcher Singer, Inc. ("Wheat") (the "Wheat Acquisition"), and FUNC's pending purchase acquisition of Covenant Bancorp, Inc. ("Covenant") (the "Covenant Acquisition" and, together with the CoreStates Acquisition, the Signet Acquisition and the Wheat Acquisition, the "Acquisitions"), (iii) certain unaudited consolidated financial information of CoreStates, including the consolidated balance sheet of CoreStates as of September 30, 1997, and the related consolidated statements of income, changes in shareholders' equity and cash flows for the three months and the nine months ended September 30, 1997 and September 30, 1996, as applicable, and the related unaudited notes thereto (collectively, the "Unaudited Financial Information"),
(iv) certain audited consolidated financial information of CoreStates, including the consolidated balance sheets of CoreStates as of December 31, 1996 and 1995, the related consolidated statements of income, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 1996, and the related notes and report of independent auditors thereto (collectively, the "Audited Financial Information" and, together with the Unaudited Financial Information, the "CoreStates Historical Financial Information"), and (v) the consents and certain other reports of independent auditors relating to the Audited Financial Information. The Signet Acquisition is expected to be consummated on the date hereof. The CoreStates Acquisition, Wheat Acquisition and Covenant Acquisition each remains subject to various conditions to consummation, including stockholder and regulatory approvals.

          CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

         This Current Report on Form 8-K (including information included or incorporated by reference herein) contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of each of FUNC, CoreStates, Signet, Wheat and Covenant on a stand-alone basis and of FUNC on a pro forma combined basis, as well as certain additional information relating to the Acquisitions, including (i) statements relating to the cost savings estimated to result from the CoreStates and Signet acquisitions, (ii) statements relating to revenues estimated to result from the CoreStates and Signet acquisitions, (iii) statements relating to the restructuring charges estimated to be incurred in connection with the CoreStates and Signet acquisitions, and (iv) statements preceded by, followed by or that include the words "believes", "expects", "anticipates", "estimates" or similar expressions. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities:
(a) expected cost savings from the Acquisitions may not be fully realized or realized within the expected time frame; (b) revenues following the Acquisitions may be lower than expected, or deposit attrition, operating costs or customer loss and business disruption following the Acquisitions may be greater than expected; (c) competitive pressures among depository and other financial institutions may increase significantly; (d) costs or difficulties related to the integration of the business of FUNC, CoreStates, Signet, Wheat and/or Covenant may be greater than expected; (e) changes in the interest rate environment may reduce margins; (f) general economic or business conditions, either nationally or in the states in which FUNC is doing business, may be less favorable than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (g) legislative or regulatory changes may adversely affect the business in which FUNC is engaged; and (h) changes may occur in the securities markets.

Item 7.  Financial Statements, Pro Forma Financial Information  and Exhibits.

         (c) Exhibits.

               (2)        The Acquisition Agreement (without exhibits).

              (23)(a)     Consent of Ernst & Young LLP.

              (23)(b)     Consent of KPMG Peat Marwick LLP.

              (23)(c)     Consent of KPMG Peat Marwick LLP.

              (99)(a)     Pro Forma Financial Information.

              (99)(b)     CoreStates Historical Financial Information.

              (99)(c)     Independent Auditors' Report of KPMG Peat Marwick LLP.

              (99)(d)     Independent Auditors' Report of KPMG Peat Marwick LLP.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            FIRST UNION CORPORATION


         Date: November 28, 1997            By: /s/ Kent S. Hathaway
                                               ---------------------
                                              Name: Kent S. Hathaway
                                              Title: Senior Vice President






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                                  EXHIBIT INDEX


   Exhibit No.                           Description
 ----------------                       --------------

    (2)              The Acquisition Agreement (without exhibits).

    (23)(a)          Consent of Ernst & Young LLP.

    (23)(b)          Consent of KPMG Peat Marwick LLP.

    (23)(c)          Consent of KPMG Peat Marwick LLP.

    (99)(a)          Pro Forma Financial Information.

    (99)(b)          CoreStates Historical Financial Information.

    (99)(c)          Independent Auditors' Report of KPMG Peat Marwick LLP.

    (99)(d)          Independent Auditors' Report of KPMG Peat Marwick LLP.